UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 27, 2018

Rexahn Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-34079	11-3516358
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15245 Shady Grove Road, Suite 455 Rockville, MD	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (240) 268-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 27, 2018, Rexahn Pharmaceuticals, Inc. (the “Company”) reconvened its 2018 Annual Meeting of Shareholders (the “Annual Meeting”) with respect to Proposal 3, the proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000. On the record date for the Annual Meeting, there were 31,744,439 shares of Company common stock issued, outstanding and entitled to vote.

Set forth below are the shareholder votes on Proposal 3, as certified by the inspector of elections for the Annual Meeting. The proposal is described in further detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 23, 2018, as supplemented.

For	Against	Abstain
14,162,742	10,009,774	255,998

There were no broker non-votes for Proposal 3. The proposal failed to receive a sufficient number of votes for passage.

Section 8 – Other Events

Item 8.01	Other Events

The Company intends to call a Special Meeting of Shareholders (the “Special Meeting”) to approve an amendment to its Charter to increase the number of authorized shares of the Company’s common stock.  The increase to be sought by the Company is expected to be smaller than the increase that had previously been requested.

Where to Find Additional Information

The Company plans to file a preliminary proxy statement and a final proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Special Meeting (together with any supplements or amendments thereto, the “Special Meeting Proxy Materials”). The Special Meeting Proxy Materials will contain important information about the Special Meeting. Shareholders are urged to read the Special Meeting Proxy Materials carefully when they are available. Shareholders will be able to obtain free copies of the Special Meeting Proxy Materials and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov and from the Company at http://investors.rexahn.com/financial-information/sec-filings.

Participants in the Solicitation

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company in connection with the proposal to approve an amendment to its Charter to increase the number of authorized shares of the Company’s common stock. The Special Meeting Proxy Materials will provide more information about participants in the solicitation of proxies from the Company’s shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REXAHN PHARMACEUTICALS, INC.

Date: June 28, 2018	/s/ Douglas J. Swirsky
Douglas J. Swirsky
President and Chief Financial Officer